                      SECURITIES EXCHANGE AND COMMISSION
                           WASHINGTON, D. C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               November 17, 1997
                               -----------------
               Date of Report (Date of earliest event reported)



                           VISIGENIC SOFTWARE, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                  000-21127               94-3173927
      --------                  ---------               ----------
     (State or other           (Commission           (I.R.S. Employer
     jurisdiction of           File Number)         Identification No.)
     incorporation)


           951 Mariners Island Blvd., Ste. 120, San Mateo, CA  94404
           ---------------------------------------------------------
             (Address of principal executive offices and zip code)


                                (650) 286-1900
                                --------------
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     On November 17, 1997, Visigenic Software, Inc. ("Visigenic"), Borland International, Inc. ("Borland"), and Vixen Acquisition Corporation, a wholly-owned subsidiary of Borland ("Sub"), entered into an Agreement and Plan of Merger (the "Agreement"). Under the Agreement, as more fully described in the joint press release filed herewith, Sub will merge with and into Visigenic, each share of common stock of Visigenic will be converted into 0.81988 of a share of common stock of Borland, and each share of common stock of Sub will be converted into one share of common stock of Visigenic, which will become a wholly-owned subsidiary of Borland. Outstanding options to acquire Visigenic common stock will be converted into Borland options. The Agreement has been approved by the respective Boards of Directors of Visigenic and Borland, and the transactions contemplated thereby are subject to the approval of the respective stockholders of Visigenic and Borland and other customary closing conditions. The acquisition contemplated by the Agreement is intended to be accounted for as a pooling of interests and is intended to qualify as a tax-free organization.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

        Not applicable.

(b)  Pro Forma Financial Information.

        Not applicable.

(c)  Exhibits

     Exhibit Number     Exhibit

     2.1 Agreement and Plan of Merger by and among Borland, Sub and Visigenic dated November 17, 1997.

     99.1               Joint Press Release dated November 18, 1997.

     99.2 Form of Voting Agreement dated November 17, 1997 by and among Borland and certain stockholders of Visigenic.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                              VISIGENIC SOFTWARE, INC.



Dated:  November 21, 1997           By: /s/ Kevin C. Eichler
                                       ---------------------------------------
                                    Kevin C. Eichler
                                    Vice President, Finance,
                                    Chief Financial Officer,
                                    Treasurer and Secretary












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                               INDEX TO EXHIBITS
                               -----------------





EXHIBIT NO.     DESCRIPTION
-----------     -----------
 2.1            Agreement and Plan of Merger by and among Borland, Sub and
                Visigenic dated November 17, 1997.

 99.1           Joint Press Release dated November 18, 1997.

 99.2 Form of Voting Agreement dated November 17, 1997 by and among Borland and certain stockholders of Visigenic.









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